UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EG ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EG ACQUISITION CORP.

375 Park Avenue, 24th Floor

New York, NY 10152

PROXY STATEMENT SUPPLEMENT

December 1, 2023

TO THE STOCKHOLDERS OF EG ACQUISITION CORP.:

This is a supplement (this “Supplement”) to the proxy statement of EG Acquisition Corp. (the “Company,” “EGA,” or “our”), dated November 13, 2023 (the “Proxy Statement”), that was sent to you in connection with the Company’s special meeting to be held on December 7, 2023 (the “Special Meeting”) to consider and vote upon a proposal, among others, to approve and adopt the business combination contemplated by the equity purchase agreement, dated October 17, 2023, as amended on April 21, 2023, and as it may be further amended and/or restated from time to time, (the “Equity Purchase Agreement”) with LGM Enterprises, LLC, a North Carolina limited liability company (“LGM”) and the parent company of Exclusive Jets, LLC d/b/a “flyExclusive,” the existing equityholders of LGM (the “Existing Equityholders”), EG Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Thomas James Segrave, Jr., in his capacity as existing equityholder representative. The transactions contemplated by the Equity Purchase Agreement are referred to herein as the “Business Combination.”

The purpose of this Supplement is to supplement the disclosure in the Proxy Statement by describing a new senior secured note transaction entered into by LGM on December 1, 2023. There are no changes to the proposals to be acted upon at the Special Meeting, which are described in the Proxy Statement. Except as supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement. Capitalized terms used but not defined in this Supplement have the meanings set forth in the Proxy Statement.

Before you vote, you should read the Proxy Statement and other documents that EGA has filed with the Securities and Exchange Commission (the “SEC”), together with this Supplement, for more complete information about EGA and the Business Combination. If you need additional copies of this Supplement, the Proxy Statement, or the proxy card you should contact Morrow Sodali, EGA’s proxy solicitor, by calling toll-free (800) 662-5200, or banks and brokers may call at (203) 658-9400, or by emailing EGGF.info@investor.morrowsodali.com.

You may also obtain a free copy of this Supplement, the Proxy Statement and other documents containing information about the Company and the Business Combination, without charge, at the SEC’s website at www.sec.gov.

All our stockholders are cordially invited to attend the Special Meeting virtually. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

If you are a stockholder of record and you have already provided a proxy, your shares will be voted in accordance with your instructions at the Special Meeting, unless you affirmatively change your proxy as described in the Proxy Statement. If you have not yet provided a proxy, you are urged to complete, sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

If you are a stockholder of record holding shares of EGA Common Stock, you may also cast your vote in person (which would include voting at the virtual Special Meeting). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Special Meeting and vote in person (which would include voting at the virtual Special Meeting), obtain a proxy from your broker or bank.

Your vote is important regardless of the number of shares you own. Whether you plan to attend the Special Meeting virtually or not, please sign, date and return the proxy card that was enclosed with the Proxy Statement previously mailed to you as soon as possible.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Supplement includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination not be completed in a timely manner or at all, which may adversely affect the price of EGA’s securities, (ii) the risk that the Business Combination not be completed by EGA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EGA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval by the stockholders of EGA and the receipt of any required governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the Business Combination on LGM’s business relationships, operating results and business generally, (vii) risks that the proposed Business Combination disrupts current plans and operations of LGM and potential difficulties in LGM employee retention as a result of the Business Combination, (viii) the outcome of any legal proceedings that may be instituted against LGM or against EGA related to the Equity Purchase Agreement or the Business Combination, (ix) the ability to maintain the listing of the EGA’s securities on a national securities exchange, (x) that the price of EGA’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EGA plans to operate or LGM operates, variations in operating performance across competitors, changes in laws and regulations affecting EGA’s or LGM’s business and changes in the combined capital structure of the two companies after the Business Combination, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xii) the risk of downturns in the aviation industry, including due to increases in fuel costs including in light of the war in Ukraine and other global political and economic issues, (xiii) a changing regulatory landscape in the highly competitive aviation industry, and (xiv) risks associated with the overall economy, including recent and expected future increases in interest rates and the potential for recession. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EGA’s registration statement on Form S-1, the Proxy Statement, and other documents filed by EGA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and LGM and EGA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. LGM nor EGA gives any assurance that either LGM or EGA or the combined company will achieve its expectations.

EGA cautions that the foregoing list of factors is not exclusive. EGA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of EGA’s Annual Report on Form 10-K filed with the SEC. EGA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, EGA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

.

SUPPLEMENT TO THE PROXY STATEMENT

The purpose of this Supplement is to advise you that on December 1, 2023, LGM entered into a senior secured note (the “Note”) with FlyExclusive Jet Share, LLC, a North Carolina limited liability company and wholly-owned subsidiary of LGM (“Jet Share”), as a guarantor (together with LGM, the “Obligors”), ETG FE LLC, a Cayman Islands limited liability company, which is managed by EnTrust Global Partners LLC, which is an affiliate of the Sponsor, as the initial holder of the Note, any additional noteholders party to the Note from time to time, Kroll Agency Services Limited, a company incorporated under the laws of England and Wales, as administrative agent, and Kroll Trustee Services Limited, a company incorporated under the laws of England and Wales, as collateral agent. The initial principal amount of the Note is $15,714,286.

Interest on the Note accrues daily at a rate of fourteen percent (14.00%) per annum (the “Interest Rate”) and will be payable in arrears: (a) on the last day of each calendar month, with the first such payment being due on January 31, 2024 and such payments continuing until payment in full occurs in accordance with the terms of the Note; and (b) on the date on which payment in full occurs. The Note also includes an upfront cash fee, paid by LGM, and a back-end cash fee, payable by LGM at maturity of the Note.

Under the Note, LGM can make voluntary prepayments, subject to a make-whole fee equal to the Interest Rate multiplied by the prepayment amount and calculated from the date of prepayment to December 1, 2024 (the “Make-Whole Fee”). However, no such Make-Whole Fee will be applied to certain prepayments resulting from the disposition of certain property, including the aircraft constituting collateral for the Note obligations or fractional shares in such aircraft.

The Note contains certain covenants limiting, among other things, LGM’s or Jet Share’s ability to sell or otherwise transfer to any third party any of their ownership of the collateral securing the Note, or LGM’s or Jet Share’s ability to incur certain other debt or incur certain liens.

The payment and performance of the obligations of the Note are secured on a first lien basis by the membership interests of Jet Share and a mortgage and security agreement with Jet Share for specified aircraft held by Jet Share.

The Note also provides for certain events of default, including, among other things, any change of control of LGM or Jet Share (other than on account of the Business Combination), a failure to pay any amounts due under the Note, a breach of any representation or warranty made by an Obligor, a failure to comply with the covenants set forth in the Note and certain security documents entered into by the Obligors or any material inaccuracy of the representations in such documents, the occurrence of any event of default or similar event under any agreement(s) evidencing or relating to debt of any Obligor or any subsidiary, which debt has an aggregate outstanding principal amount in excess of $2,500,000, and certain events of insolvency/reorganization/liquidation of an Obligor.

The Note will mature on December 1, 2024, at which time, the outstanding principal amount, the back-end cash fee and all accrued and unpaid interest will be due.

UPDATE TO CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The section entitled “Certain Relationships and Related Party Transactions — EGA’s Related Party Transactions” beginning on page 291 of the Proxy Statement is supplemented by adding the following related party transaction:

Senior Secured Note

On December 1, 2023, LGM entered into a Senior Secured Note (the “Note”) with FlyExclusive Jet Share, LLC, a North Carolina limited liability company and wholly-owned subsidiary of LGM, as a guarantor, ETG FE LLC, a Cayman Islands limited liability company, which is managed by EnTrust Global Partners LLC, which is an affiliate of the Sponsor, as the initial holder of the Note, any additional noteholders party to the Note from time to time, Kroll Agency Services Limited, a company incorporated under the laws of England and Wales, as administrative agent, and Kroll Trustee Services Limited, a company incorporated under the laws of England and Wales, as collateral agent. The initial principal amount of the Note is $15,714,286.

Interest on the Note accrues daily at a rate of fourteen percent (14.00%) per annum and will be payable in arrears: (a) on the last day of each calendar month, with the first such payment being due on January 31, 2024 and such payments continuing until payment in full occurs in accordance with the terms of the Note; and (b) on the date on which payment in full occurs.

The Note will mature on December 1, 2024, at which time, the outstanding principal amount, the back-end cash fee and all accrued and unpaid interest will be due.